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                                                                   EXHIBIT 23.01

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the inclusion in Amendment No. 2 this Registration Statement on Form SB-2 of our report dated February 19, 1998, included in the annual report on Form 10-KSB of the Worldwide Entertainment & Sports Corp. for the year ended December 31, 1997 and to the reference to our firm under the caption "Experts" in the prospectus.



                           Friedman Alpren & Green LLP



New York, New York
November 19, 1998




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